UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 7, 2005

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 13, 2005, TETRA Technologies, Inc. (“TETRA”) filed a Current Report on Form 8-K announcing that on September 7, 2005 its Maritech Resources, Inc. subsidiary (“Maritech”) had completed the acquisition of certain oil and gas interests from Devon Energy Production Company, L.P., Devon Louisiana Corporation and Devon Energy Petroleum Pipeline Company (collectively “Devon Energy”) pursuant to a purchase and sale agreement dated July 22, 2005. This Amendment No. 1 to the Form 8-K is being filed by TETRA to amend the Current Report on Form 8-K filed on September 13, 2005 to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited Statements of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Sold to Maritech Resources, Inc. for the years ended December 31, 2004 and 2003 and the related notes thereto, together with the Independent Auditor’s Report related thereto, are included in this report as Exhibit 99.1 and incorporated herein by reference in response to Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of TETRA as of June 30, 2005 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2004 and 2003 and the six-month period ended June 30, 2005 are included in this report as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(b).

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1

Audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Sold to Maritech Resources, Inc. for the years ended December 31, 2004 and 2003 and the related notes thereto, together with the Independent Auditor's Report related thereto.

99.2

Unaudited pro forma condensed combined balance sheet of TETRA Technologies, Inc. as of June 30, 2005 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2004 and 2003 and the six-month period ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President & Chief Executive Officer

Date: November 21, 2005

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1

Audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Sold to Maritech Resources, Inc. for the years ended December 31, 2004 and 2003 and the related notes thereto, together with the Independent Auditor's Report related thereto.

99.2

Unaudited pro forma condensed combined balance sheet of TETRA Technologies, Inc. as of June 30, 2005 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2004 and 2003 and the six-month period ended June 30, 2005.